Exhibit 10.24

SUBSCRIPTION AGREEMENT

between

FORUM ENERGY TECHNOLOGIES, INC.

and

JAMES L. MCCULLOCH

October 25, 2010

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of October 25, 2010 (the “Effective Date”), by and between Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), and James L. McCulloch (the “Investor”).

BACKGROUND:

WHEREAS, the Corporation has entered into that certain Employment Agreement dated as of October 25, 2010, by and between the Corporation and the Investor (the “Employment Agreement”); and

WHEREAS, in connection with the execution and delivery of the Employment Agreement by the Corporation and the Investor, the Corporation desires to issue and sell to the Investor up to 7,035 shares (the “Shares”) of common stock, par value $0.01 per share, of the Corporation (“Common Stock”).

NOW, THEREFORE, for and in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein, the parties agree as follows:

ARTICLE I

ISSUANCE OF SHARES

Section 1.1 Purchase and Issuance of Shares; Purchase Price. At the Closing and on the terms and subject to the conditions set forth in this Agreement, the Corporation shall issue and sell to the Investor, and the Investor shall purchase for cash, at a price per share equal to $284.29 (the “Purchase Price”), the Shares. The Investor shall make payment for such Shares in cash in the amount of $1,999,980.10 by check made payable to the Corporation or by wire transfer to a bank account designated by the Corporation in writing to the Investor prior to the Closing or by such other payment as is mutually agreed to by the Investor and the Corporation.

ARTICLE II

CLOSING

Section 2.1 Closing. The purchase and sale of the Shares shall be subject to, and shall occur immediately following the commencement of Investor’s employment with the Corporation as of the Effective Date (as such term is defined in the Employment Agreement), or at such other time and place as the Corporation and the Investor shall mutually agree (which time and place are designated as the “Closing”).

(a) Deliveries by the Investor at Closing. Subject to the terms and conditions hereof, at the Closing, the Investor shall cause the following to be delivered to the Corporation:

(i) the aggregate Purchase Price payable by the Investor for the Shares as set forth in Section 1.1;

(ii) counterparts of the Stockholders Agreement, duly executed by the Investor as a shareholder of the Corporation; and

(iii) all other agreements, documents, instruments and other writings reasonably required to be delivered to the Corporation by the Investor at or prior to the Closing pursuant to this Agreement.

(b) Deliveries by the Corporation at Closing. Subject to the terms and conditions hereof, promptly after the Closing, the Corporation shall cause to be delivered to the Investor a stock certificate duly executed and delivered on behalf of the Corporation representing the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants the following to the Investor as of the date hereof and as of the date of the Closing:

Section 3.1 Organization. The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets and to consummate the transactions contemplated by this Agreement; and has obtained any other authorizations, approvals, permits and orders required by law that are material to the Corporation for the conduct of its business as it is currently being conducted and to consummate the transactions contemplated by this Agreement.

Section 3.2 Authorization. The Corporation has the requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. This Agreement has been duly and validly executed and delivered and constitutes, assuming due execution and delivery by the Investor, a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to creditors’ rights. The Corporation has duly authorized the issuance and sale of the shares of Common Stock upon the terms of this Agreement by all requisite corporate action, including the authorization by the Corporation’s board of directors of the issuance and sale of the shares of Common Stock in accordance herewith.

Section 3.3 Valid Issuance of Common Stock. The shares of Common Stock issuable in accordance with this Agreement when paid for and delivered to the Investor in accordance with the terms of this Agreement will constitute validly authorized, duly issued, fully paid and non-assessable shares of Common Stock, and the issuance thereof will not conflict with the organizational documents of the Corporation, as amended to date, nor with any outstanding warrants, option, call, preemptive right or commitment of any type relating to the Corporation’s capital stock.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants the following to the Corporation as of the date hereof and as of the date of the Closing:

Section 4.1 Authorization. The Investor has the requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. This Agreement has been duly and validly executed and delivered and constitutes, assuming due execution and delivery by the Corporation, a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to creditors’ rights.

Section 4.2 Brokers or Finders. No Person has or will have, as a result of the issuance of the shares of Common Stock pursuant to this Agreement, any right, interest or valid claim against or upon the Corporation or any of its subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by the Investor or his agents.

Section 4.3 Restrictions on Transfer or Sale of the Stock.

(a) The Investor is acquiring the shares of Common Stock solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock. The Investor understands that the securities being purchased have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement. The Investor understands that the Corporation is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b) The Investor understands that the shares of Common Stock being purchased are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the securities being purchased only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Corporation has no obligation or intention to register any of the securities being purchased, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder) except as may be required by the Corporation to comply with the Registration Rights Agreement attached as an exhibit to the Stockholders Agreement (as defined below). Accordingly, the Investor understands that under the Commission’s rules, the Investor may dispose of the securities being purchased principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. As a consequence, the Investor understands that he must bear the economic risks of the investment in the securities purchased for an indefinite period of time.

(c) The Investor agrees: (i) that he will not sell, assign, pledge, give, transfer or otherwise dispose of the securities purchased or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (ii) that the certificate(s) for the securities purchased will bear a legend making reference to the foregoing restrictions; and (iii) that the Corporation and any transfer agent for the securities purchased shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

(d) The Shares issuable pursuant to this Agreement shall be subject to a stop transfer order and the certificate or certificates evidencing any such Shares shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT HAS BEEN PROVIDED TO THE COMPANY). THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT OF THE COMPANY, AND SET FORTH IN THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

Section 4.4 Investor Status.

(a) The Investor is an “Accredited Investor” (as such term is defined in the Stockholders Agreement).

(b) The Investor is familiar with the business and financial condition, properties, operations and prospects of the Corporation and has had an opportunity to ask questions of the Corporation’s management and has made all investigations which he deems necessary or desirable. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor’s professional legal, tax, accounting and/or financial advisors, as the case may be, the suitability of an investment in the Corporation for the Investor’s particular tax and financial situation and has determined that the Common Stock to be purchased by the Investor pursuant to this Agreement is a suitable investment for the Investor.

(c) The Investor, either alone or with the Investor’s attorney, as applicable, has such knowledge and experience in financial, tax and business matters so as to enable the Investor to use the information made available to the Investor to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

(d) The Investor is not purchasing the Shares as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(e) The Investor is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(f) The Investor recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the Investor has taken full cognizance of and understands all of the risks related to the purchase of the Shares.

ARTICLE V

MISCELLANEOUS

Section 5.1 Issuance Subject to Stockholders Agreement. The Investor hereby acknowledges that the Shares are hereby expressly subject to, and the Investor shall be a party to, the terms and conditions of the Amended and Restated Stockholders Agreement dated as of August 2, 2010, by and among the Corporation and the other stockholders of the Corporation named therein, as the same may be amended from time to time (the “Stockholders Agreement”).

Section 5.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made (a) when delivered if delivered in person or sent by nationally recognized overnight or second day courier service, (b) upon transmission by fax if transmission is confirmed, or (c) three Business Days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to the Corporation:

Forum Energy Technologies, Inc.

8807 W Sam Houston Pkwy N., Suite 200

Houston, TX 77040

Attention: James Harris

Fax: (713) 351-7997

if to the Investor:

James L. McCulloch

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or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

Section 5.3 Entire Agreement. This Agreement and any other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior contracts, agreements and understandings, whether oral or written, among the parties with respect to the subject matter hereof.

Section 5.4 Binding Effect; Assignment; No Third Party Benefit; Termination. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, permitted successors, permitted assigns and legal representatives; and by their signatures hereto, the Corporation and the Investor intend to and do hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective heirs, permitted successors, permitted assigns or legal representatives any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained, except to the extent expressly provided in this Agreement. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by the Corporation to any Person without the prior written consent of the Investor. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by the Investor to any Person without the prior written consent of the Corporation.

Section 5.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law. Furthermore, in lieu of (and to the extent of) each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the state of Delaware, without regard to the conflicts of law principles of such state.

Section 5.7 Construction. Unless the context requires otherwise: (a) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, (b) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation,” (c) references to Articles and Sections refer to Articles and Sections of this Agreement; (d) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited, (e) all references to “days” are to calendar days, (f) the term “Business Day” shall mean any day except Saturday, Sunday or any day on which banks are generally not open for business in Houston, Texas, and (g) the term “Person” shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind. The descriptive headings used herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

Section 5.8 Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity. Each party to this Agreement hereby waives any requirements for the securing or posting of any bond with respect to such remedy of specific performance or other injunctive relief.

Section 5.9 Consent to Jurisdiction.

(a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of Houston, Texas and the Court of Chancery located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. The parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

(b) The parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in subsection (a) above by the mailing of a copy thereof in the manner specified by the provisions of Section 5.2.

(c) The parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding, or counterclaim arising out of or relating to this Agreement.

Section 5.10 Amendment; Termination. The provisions of this Agreement may be amended, modified, supplemented, restated or waived only with the written consent of the Corporation and the Investor. In the event that the Investor does not deliver the Purchase Price and the other documents and instruments required to be delivered at Closing in accordance with Section 2.1(a), the Corporation shall have the right to terminate this Agreement by delivery of written notice to the Investor.

Section 5.11 Waiver. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to this Agreement is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to this Agreement. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to this Agreement, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute of limitations period has run.

Section 5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

THE CORPORATION:

FORUM ENERGY TECHNOLOGIES, INC.

By: /s/ C. Christopher Gaut
Name: C. Christopher Gaut
Title: Chief Executive Officer

THE INVESTOR:

By: /s/ James L. McCulloch
Name: James L. McCulloch

Signature Page to Subscription Agreement (McCulloch)